 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 15, 2017

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

(Exact name of registrant as specified in its charter)

California	000-55623	47-4156046
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, CA 92626 (Address of principal executive offices) (Zip Code) (855) 742-4862 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Rich Uncles Real Estate Investment Trust I (the “Company”) filed a current report on Form 8-K on March 21, 2017 (the “Original Form 8-K) reporting its acquisition on March 15, 2017 of a 106,592 square foot, two-story office building in Rancho Cordova, California that is triple-net leased to Sutter Health.

This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition and (ii) certain additional pro forma financial information with respect to such acquisition. No other changes have been made to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits

		Page
(a)	Financial Statements of Businesses Acquired

	The audited financial statements of Sutter Health are available and can be accessed at www.sutterhealth.org/pdf/financials/sutter-health-financials-2016.pdf.

(b)	Unaudited Pro Forma Consolidated Information

	Unaudited Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2017 and the Year Ended December 31, 2016.	4
	Footnotes to the Unaudited Pro Forma Consolidated Statements of Operations

Note:

	No Pro Forma Consolidated Balance Sheet is presented in this Amended Current Report on Form 8-K/A as the acquisition of the Sutter Health property was reflected in the unaudited consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND THE YEAR ENDED DECEMBER 31, 2016

The following Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2017 and the year ended December 31, 2016 are presented as if the Company’s acquisition of the Sutter Health property had occurred as of the beginning of the earliest period presented. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company’s acquisition of the Sutter Health property occurred as of the beginning of the period presented, nor does it purport to present the future results of operations of the Company.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

	Rich Uncles Real Estate Investment Trust I (1)	Sutter Health (2)		Pro Forma Rich Uncles Real Estate Investment Trust I
REVENUE:
Rental income	$2,392,795	391,883	(a)	2,784,678
Tenant recoveries	333,472	113,359	(b)	446,831
Total revenue	2,726,267	505,242		3,231,509

EXPENSES:
Fees to affiliates	162,201	33,599	(e)	195,800
General and administrative	149,665	-		149,665
Depreciation and amortization	1,218,074	302,419	(c)	1,520,493
Interest expense	461,200	119,075	(d)	580,275
Property expenses	340,959	47,115	(b)	388,074
Total expenses	2,332,099	502,208		2,834,307

Other income – interest income	280	-		280

Net income	$394,448	3,034		397,482

Net income per share, basic and diluted	$0.05			0.05

Weighted – average number of common shares outstanding, basic and diluted	8,318,101			8,318,101

See accompanying footnotes of Unaudited Pro Forma Consolidated Statements of Operations.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(1)	Reflects the Company’s unaudited historical operations for the period indicated as previously filed.
(2)	Reflects the Company’s operations of the Sutter Health property for the period indicated.

Pro forma adjustments have been made to the historical results of operations of the Sutter Health property for the following items:

•	Straight-line rental income for the Sutter Health lease,
•	Increased property taxes as a result of the acquisition and the related tenant recovery,
•	Depreciation and amortization of the assets acquired,
•	Interest expense on the $14,850,000 mortgage note that is secured by the property, and
•	Asset management fees.

(a)	Reflects the straight-line rental income for the Sutter Health property calculated assuming the lease commences on the date the Sutter Health property was acquired by the Company.
(b)	Reflects the additional tenant reimbursement and property tax expense assuming the Sutter Health property is reassessed at the purchase price.
(c)	The Company has preliminarily allocated the fair value of the identifiable assets and liabilities. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of 47 years for the building, seven years for fixtures and building improvements, and the remaining lease term for tenant improvements, in-place lease intangibles and above-market lease intangibles.
(d)	Reflects the interest expense on the $14,850,000 mortgage note payable secured by the Sutter Health property that bears interest at 4.50% per annum.
(e)	Reflects the asset management fee payable to an affiliate of the Company.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Rich Uncles Real Estate Investment Trust I (1)	Sutter Health (2)		Pro Forma Rich Uncles Real Estate Investment Trust I
REVENUE:
Rental income	$5,549,034	2,026,321	(a)	7,575,355
Tenant recoveries	865,558	478,186	(b)	1,343,744
Total revenue	6,414,592	2,504,507		8,919,099

EXPENSES:
Fees to affiliates	1,212,698	162,000	(e)	1,374,698
General and administrative	2,060,017	-		2,060,017
Depreciation and amortization	3,134,979	1,659,975	(c)	4,794,954
Interest expense	768,122	608,217	(d)	1,376,339
Property expenses	994,503	471,810	(b)	1,466,313
Acquisition costs	135,822	-		135,822
Total expenses	8,306,141	2,902,002		11,208,143

Other income – interest income	161	-		161

Net income	$(1,891,388)	(397,495)		(2,288,883)

Net income per share, basic and diluted	$(0.28)			(0.34)

Weighted – average number of common shares outstanding, basic and diluted	6,692,800			6,692,800

See accompanying footnotes of Unaudited Pro Forma Consolidated Statements of Operations.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(1)	Reflects the Company’s unaudited historical operations for the period indicated as previously filed.
(2)	Reflects the Company’s operations of the Sutter Health property for the period indicated.

Pro forma adjustments have been made to the historical results of operations of the Sutter Health property for the following items:

•	Straight-line rental income for the Sutter Health lease,
•	Increased property taxes as a result of the acquisition and the related tenant recovery,
•	Depreciation and amortization of the principal assets,
•	Interest expense on the $14,850,000 mortgage note that is seconded by the property, and
•	Asset management fees.

(a)	Reflects the straight-line rental income for the Sutter Health property calculated assuming the lease commences on the date the Sutter Health property was acquired by the Company.
(b)	Reflects the additional tenant reimbursement and property tax expense assuming the Sutter Health property is reassessed at the purchase price.
(c)	The Company has preliminarily allocated the fair value of the identifiable assets and liabilities. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of 47 years for the building, seven years for fixtures and building improvements, and the remaining lease term for tenant improvements, in-place lease intangibles and above-market lease intangibles.
(d)	Reflects the interest expense on the $14,850,000 mortgage note payable secured by the Sutter Health property that bears interest at 4.50% per annum.
(e)	Reflects the asset management fee payable to an affiliate of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rich Uncles Real Estate Investment Trust I

Date: March 14, 2018	By: /s/ John H. Davis
John H. Davis
Chief Financial Officer